NEWS RELEASE

CONTACT:
CONMED Corporation
Todd W. Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Fourth Quarter and Full-Year 2023 Financial Results

Largo, Florida, January 31, 2024 – CONMED Corporation (NYSE: CNMD) today announced financial results for the fourth quarter and full-year ended December 31, 2023.

Fourth Quarter 2023 Highlights

•	Sales of $327.0 million increased 30.4% year over year as reported and 31.5% in constant currency
•	Domestic revenue increased 33.3% year over year.
•	International revenue increased 26.5% year over year as reported and 29.0% in constant currency.
•	Diluted net earnings per share (GAAP) were $1.05 compared to diluted net earnings per share (GAAP) of $0.86 in the fourth quarter of 2022.
•	Adjusted diluted net earnings per share(1) were $1.06, an increase of 152.4% compared to the fourth quarter of 2022.

Full-Year 2023 Highlights

•	Sales of $1,244.7 million increased 19.1% year over year as reported and 20.9% in constant currency. Acquisitions contributed approximately 250 basis points of growth.
•	Domestic revenue increased 20.9% year over year.
•	International revenue increased 16.7% year over year as reported and 20.9% in constant currency.
•	Diluted net earnings per share (GAAP) were $2.04 compared to diluted net loss per share (GAAP) of $2.68 in 2022.
•	Adjusted diluted net earnings per share(1) were $3.45, an increase of 30.2% compared to 2022.

“2023 was a great year for CONMED, and I am proud that our global business delivered record revenue in both the fourth quarter and for the full year,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “The balanced growth we saw across our various businesses and geographies is a testament to the strength of the portfolio that we have built. As we shift our focus to 2024, we are very excited to continue delivering innovative technology solutions to our customers and patients across both the General Surgery and Orthopedics categories.”

2024 Outlook

The Company expects full-year 2024 reported revenue between $1.340 billion and $1.365 billion. This represents year-over-year growth of approximately 8% to 10%.

The Company expects full-year 2024 adjusted diluted net earnings per share(2) in the range of $4.30 to $4.40. This represents year-over-year growth of approximately 25% to 28%.

The impact of foreign currency exchange rates in 2024 is expected to be immaterial.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings (loss) per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

(2) Information reconciling forward-looking adjusted diluted net earnings per share to the comparable GAAP financial measures is unavailable to the company without unreasonable effort, as discussed below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its fourth quarter and full-year 2023 results.

To participate in the conference call via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income (Loss)

(in thousands except per share amounts, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net sales	$327,045	$250,867	$1,244,744	$1,045,472
Cost of sales	144,870	119,005	568,499	474,227
Gross profit	182,175	131,862	676,245	571,245
% of sales	55.7%	52.6%	54.3%	54.6%
Selling & administrative expense	117,960	120,737	503,040	454,039
Research & development expense	14,028	12,220	52,602	47,152
Income (loss) from operations	50,187	(1,095)	120,603	70,054
% of sales	15.3%	-0.4%	9.7%	6.7%
Interest expense	9,505	9,443	39,775	28,905
Other expense	—	—	—	112,011
Income (loss) before income taxes	40,682	(10,538)	80,828	(70,862)
Provision (benefit) for income taxes	7,611	(37,122)	16,369	9,720
Net income (loss)	$33,071	$26,584	$64,459	$(80,582)

Basic EPS	$1.08	$0.87	$2.10	$(2.68)
Diluted EPS	1.05	0.86	2.04	(2.68)

Basic shares	30,759	30,484	30,668	30,040
Diluted shares	31,502	30,931	31,548	30,040

Sales Summary

(in millions, unaudited)

	Three Months Ended December 31,
			% Change
						Domestic	International
	2023	2022	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$136.5	$115.2	18.5%	0.9%	19.4%	6.0%	27.8%	2.0%	29.8%
General Surgery	190.5	135.7	40.4%	1.3%	41.7%	47.6%	24.4%	3.4%	27.8%
	$327.0	$250.9	30.4%	1.1%	31.5%	33.3%	26.5%	2.5%	29.0%

Single-use Products	$271.3	$211.9	28.1%	1.1%	29.2%	33.1%	20.6%	2.6%	23.2%
Capital Products	55.7	39.0	42.9%	0.9%	43.8%	34.5%	49.3%	1.9%	51.2%
	$327.0	$250.9	30.4%	1.1%	31.5%	33.3%	26.5%	2.5%	29.0%

Domestic	$190.3	$142.8	33.3%	0.0%	33.3%
International	136.7	108.1	26.5%	2.5%	29.0%
	$327.0	$250.9	30.4%	1.1%	31.5%

	Year Ended December 31,
			% Change
						Domestic	International
	2023	2022	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$533.1	$461.5	15.5%	2.2%	17.7%	15.2%	15.7%	3.5%	19.2%
General Surgery	711.6	584.0	21.9%	1.5%	23.4%	23.4%	18.4%	5.1%	23.5%
	$1,244.7	$1,045.5	19.1%	1.8%	20.9%	20.9%	16.7%	4.2%	20.9%

Single-use Products	$1,038.5	$874.9	18.7%	1.8%	20.5%	21.3%	15.2%	4.3%	19.5%
Capital Products	206.2	170.6	20.9%	1.9%	22.8%	18.5%	22.8%	3.6%	26.4%
	$1,244.7	$1,045.5	19.1%	1.8%	20.9%	20.9%	16.7%	4.2%	20.9%

Domestic	$700.1	$579.0	20.9%	0.0%	20.9%
International	544.6	466.5	16.7%	4.2%	20.9%
	$1,244.7	$1,045.5	19.1%	1.8%	20.9%

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

			Three Months Ended December 31, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments	Diluted EPS
As reported	$182,175	$117,960	$50,187	$9,505	$7,611	18.7%	$33,071		$—	$33,071
% of sales	55.7%	36.1%	15.3%
EPS								$1.08		$1.05
Shares								30,759	743	31,502
Acquisition and integration costs(1)	2,154	—	2,154	—	(162)		2,316
Contingent consideration fair value adjustment(2)	—	9,370	(9,370)	—	703		(10,073)
	$184,329	$127,330	$42,971	$9,505	$8,152		$25,314
Adjusted gross profit %	56.4%
Amortization(3)	$1,500	(7,295)	8,795	(1,500)	2,458		7,837
As adjusted		$120,035	$51,766	$8,005	$10,610	24.2%	$33,151		$—	$33,151
% of sales		36.7%	15.8%
Adjusted diluted EPS										$1.06

Shares								30,759	743	31,502
Convertible note hedges(4)										(110)
Adjusted diluted shares										31,392

			Three Months Ended December 31, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income (Loss)	Interest Expense	Tax Expense (Benefit)	Effective Tax Rate	Net Income	Basic EPS	Adjustments(7)	Diluted EPS
As reported	$131,862	$120,737	$(1,095)	$9,443	$(37,122)	352.3%	$26,584		$—	$26,584
% of sales	52.6%	48.1%	-0.4%
EPS								$0.87		$0.86
Shares								30,484	447	30,931
Acquisition and integration costs(1)	2,096	(3,757)	5,853	—	12,873		(7,020)
Restructuring and related costs(5)	1,955	(786)	2,741	—	6,029		(3,288)
Software implementation costs(6)	—	(6,769)	6,769	—	14,889		(8,120)
Contingent consideration fair value adjustment(2)	—	(2,518)	2,518	—	5,538		(3,020)
	$135,913	$106,907	$16,786	$9,443	$2,207		$5,136
Adjusted gross profit %	54.2%
Amortization(3)	$1,500	(7,228)	8,728	(1,506)	2,446		7,788
As adjusted		$99,679	$25,514	$7,937	$4,653	26.5%	$12,924		$—	$12,924
% of sales		39.7%	10.2%
Adjusted diluted EPS										$0.42

Shares								30,484	447	30,931
Convertible note hedges(4)										—
Adjusted diluted shares										30,931

(1) In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc. In 2022, the Company incurred charges related to the amortization of inventory step-up to fair value and consulting fees, legal fees, and other integration costs associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.

(2) In 2023 and 2022, the Company incurred income/(expense) related to the fair value adjustments of contingent consideration.

(3) Includes amortization of intangible assets and deferred financing fees.

(4) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(5) In 2022, the Company incurred consulting fees related to an operational cost improvement initiative and severance related to the elimination of certain positions.

(6) In 2022, the Company incurred incremental freight, professional fees and other costs related to the implementation of a warehouse management software.

(7) The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares. Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash.

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Year Ended December 31, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments	Diluted EPS
As reported	$676,245	$503,040	$120,603	$39,775	$—	$16,369	20.3%	$64,459		$—	$64,459
% of sales	54.3%	40.4%	9.7%
EPS									$2.10		$2.04
Shares									30,668	880	31,548
Acquisition and integration costs(1)	8,617	(752)	9,369	—	—	1,207		8,162
Termination of distributor agreements(2)	—	(2,098)	2,098	—	—	417		1,681
Restructuring and related costs(3)	2,035	(1,578)	3,613	—	—	930		2,683
Software implementation costs(4)	—	(6,056)	6,056	—	—	1,453		4,603
Contingent consideration fair value adjustment(5)	—	2,421	(2,421)	—	—	2,037		(4,458)
	$686,897	$494,977	$139,318	$39,775	$—	$22,413		$77,130
Adjusted gross profit %	55.2%
Amortization(6)	$6,000	(29,068)	35,068	(6,058)	—	9,969		31,157
As adjusted		$465,909	$174,386	$33,717	$—	$32,382	23.0%	$108,287		$—	$108,287
% of sales		37.4%	14.0%
Adjusted diluted EPS											$3.45

Shares									30,668	880	31,548
Convertible note hedges(7)											(142)
Adjusted diluted shares											31,406

	Year Ended December 31, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income (Loss)	Basic EPS	Adjustments(12)	Diluted EPS
As reported	$571,245	$454,039	$70,054	$28,905	$112,011	$9,720	-13.7%	$(80,582)		$—	$(80,582)
% of sales	54.6%	43.4%	6.7%
EPS									$(2.68)		$(2.68)
Shares									30,040	—	30,040
Acquisition and integration costs(1)	4,540	(10,063)	14,603	—	—	46,965		(32,362)
Legal matters(8)	—	(775)	775	—	—	(462)		1,237
Restructuring and related costs(3)	1,955	(786)	2,741	—	—	6,029		(3,288)
Software implementation costs(4)	—	(6,769)	6,769	—	—	14,889		(8,120)
Contingent consideration fair value adjustment(5)	—	(2,518)	2,518	—	—	5,538		(3,020)
Convertible notes premium on extinguishment(9)	—	—	—	—	(103,125)	(61,521)		164,646
Change in fair value of convertible notes hedges upon settlement(10)	—	—	—	—	(5,460)	(3,257)		8,717
Loss on early extinguishment of debt(11)	—	—	—	—	(3,426)	(2,044)		5,470
	$577,740	$433,128	$97,460	$28,905	$—	$15,857		$52,698
Adjusted gross profit %	55.3%
Amortization(6)	$6,000	(27,791)	33,791	(4,910)	—	9,381		29,320
As adjusted		$405,337	$131,251	$23,995	$—	$25,238	23.5%	$82,018		$2,978	$84,996
% of sales		38.8%	12.6%
Adjusted diluted EPS											$2.65

Shares									30,040	2,656	32,696
Convertible note hedges(7)											(578)
Adjusted diluted shares											32,118

(1) In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc., and integration costs and professional fees associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc. In 2022, the Company incurred charges related to the amortization of inventory step-up to fair value and consulting fees, legal fees, and other integration costs associated with the acquisition of In2Bones Global, Inc. and Biorez, Inc.

(2) In 2023, the Company incurred costs related to the termination of distributor agreements.

(3) In 2023 and 2022, the Company incurred consulting fees related to an operational cost improvement initiative and severance related to the elimination of certain positions.

(4) In 2023 and 2022, the Company incurred additional freight, labor and travel costs as well as professional fees related to the implementation of a warehouse management software.

(5) In 2023 and 2022, the Company incurred income/(expense) related to the fair value adjustments of contingent consideration.

(6) Includes amortization of intangible assets and deferred financing fees.

(7) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(8) In 2022, the Company incurred costs related to a legal settlement.

(9) In 2022, the Company incurred costs related to the conversion premium on the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(10) In 2022, the Company incurred costs related to the settlement of convertible notes hedge transactions associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(11) In 2022, the Company incurred costs related to the write-off of deferred financing fees associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes and term loan paydown.

(12) The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares. Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash. Adjustments in 2022 are applicable on a non-GAAP basis only since GAAP results are in a loss position and therefore exclude dilutive potential shares.

Reconciliation of Reported Net Income (Loss) to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net income (loss)	$33,071	$26,584	$64,459	$(80,582)
Provision (benefit) for income taxes	7,611	(37,122)	16,369	9,720
Interest expense	9,505	9,443	39,775	28,905
Depreciation	4,052	4,026	16,200	16,055
Amortization	13,950	13,709	55,674	53,464
EBITDA	$68,189	$16,640	$192,477	$27,562

Stock based compensation	5,923	5,758	24,257	21,729
Acquisition and integration costs	2,154	5,853	9,369	14,603
Contingent consideration fair value adjustment	(9,370)	2,518	(2,421)	2,518
Termination of distributor agreements	—	—	2,098	—
Restructuring and related costs	—	2,741	3,613	2,741
Software implementation costs	—	6,769	6,056	6,769
Legal matters	—	—	—	775
Convertible notes premium on extinguishment	—	—	—	103,125
Change in fair value of convertible notes hedges upon settlement	—	—	—	5,460
Loss on early extinguishment of debt	—	—	—	3,426
Adjusted EBITDA	$66,896	$40,279	$235,449	$188,708

EBITDA Margin
EBITDA	20.9%	6.6%	15.5%	2.6%
Adjusted EBITDA	20.5%	16.1%	18.9%	18.1%

About CONMED Corporation

CONMED is a medical technology company that provides devices and equipment for surgical procedures. The Company’s products are used by surgeons and other healthcare professionals in a variety of specialties including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2022, listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q and other risks and uncertainties, which may be detailed from time to time in reports filed by CONMED with the SEC. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted other expense; adjusted income tax expense; adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income (loss), interest expense, other expense, income tax expense (benefit), effective income tax rate, net income (loss), diluted shares and diluted net earnings (loss) per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We are unable to present a quantitative reconciliation of our expected diluted net earnings per share to expected adjusted diluted net earnings per share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of acquisition, integration and other charges. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our consolidated condensed statements of income.